UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 6, 2006

BALLANTYNE OF OMAHA, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

4350 McKinley Street Omaha, Nebraska		68112
(Address of principal executive offices)		(Zip Code)

(402) 453-4444
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below) :

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 1.01            Entry into a Material Definitive Agreement

On September 6, 2006 Ballantyne of Omaha, Inc. (the “Company”) entered into a Fifth Amendment to its $4 million Revolving Credit Agreement with First National Bank of Omaha effective August 28, 2006. The amendment extends the original Revolving Credit Agreement, dated March 10, 2003 to August 27, 2007.

Item 9.01            Financial Statements and Exhibits

4.2.5 Fifth Amendment to Revolving Credit Agreement between the Company and First National Bank of Omaha.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.

Date: September 7, 2006	By:	/s/ Brad French
Brad French
Secretary/Treasurer and Chief Financial Officer